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                           AMERICAN PERFORMANCE FUNDS
                            EQUITY INVESTMENT FUNDS

                  AMERICAN PERFORMANCE AGGRESSIVE GROWTH FUND

                      Supplement Dated February 5, 1998 to
                       Prospectus Dated December 17, 1997

     Capitalized terms used in this Supplement and not defined have the meaning assigned to them in the Prospectus.

The following paragraphs replace the second paragraph under the title Aggressive Growth Fund on page 8 of the Prospectus:

     The Aggressive Growth Fund will no longer follow a "bottom-up" securities selection strategy, but instead will employ a "quantitative" investment approach. Under this approach stocks will be ranked according to their return characteristics and other quantitative factors. The portfolio will be constructed to exhibit aggregate investment characteristics similar to those of the Standard & Poor's Small Cap 600 Index ("S&P 600"). The Aggressive Growth Fund will not, however, seek to match or track the performance of the S&P 600, nor limit investments to stocks in that index. This "quantitative" investment approach will be implemented gradually over the next few months.

     The securities of smaller, less well-known companies may be more volatile than those of larger companies. An investment in the Aggressive Growth Fund may increase or decrease in value.

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.